                               AGREEMENT OF SALE

This Agreement is entered into this 27th day of March, 1997 by and between Applied Cellular Technology, Inc. ("ACT"), a Missouri corporation, acting by and through its subsidiary, Universal Commodities Corporation, a New Jersey corporation ("Buyer"), Michael A. Erickson and Joel L. Owens (hereinafter referred to as "Sellers") and Norcom Resources, Incorporated, a Minnesota corporation ("Acquiree").

WHEREAS, Michael A. Erickson owns nine hundred (900) shares, $.01 par value and Joel L. Owens owns one hundred (100) shares, $.01 par value (the "Acquiree Shares"), of the issued and outstanding common stock of Acquiree (representing one hundred percent (100%) of the currently issued and outstanding common stock of Acquiree);

WHEREAS, Sellers desire to sell and Buyer desires to acquire eighty percent (80%) of the Acquiree's shares (the "Sales Shares"), such that said acquisition qualifies as a tax-free reorganization under Section 368 of the Internal Revenue Code. Buyer shall receive seven hundred twenty (720) shares from Michael A. Erickson and eighty (80) shares from Joel L. Owens.

NOW, THEREFORE, for the mutual consideration set out herein, the parties agree as follows:

1.    PURCHASE AND SALE OF ACQUIREE SHARES

      1.1 Sellers shall sell to Buyer and Buyer shall purchase from Sellers the Sale Shares at a closing of such sale (the "Closing") to be held at the place and on the date hereinafter provided (the "Closing Date").

      1.2 The purchase price (the "Price") for the Sale Shares shall be the amount of shares of restricted common stock of ACT, Buyer's parent corporation, with demand registration rights, such shares having a value of one million six hundred thousand dollars ($1,600,000.00) (for eighty percent (80%) of the Acquiree's shares) based upon a value of ACT shares (the "Valuation Price") which is equal to the lesser of: (i) four and 75/100ths dollars ($4.75) per share; or (ii) the market value of ACT shares as reflected on the NASDAQ bid price published in "The Wall Street Journal" for the day which is two (2) business days prior to the Closing Date, whichever is lower.

            a. At the Closing, Sellers shall receive two hundred eighty-four thousand four hundred forty-four (284,444) shares of restricted common stock of ACT with demand registration rights which has a value of one million two hundred eighty thousand dollars ($1,280,000.00) as determined above. The Sellers shall receive the above shares in the proportion of their current shareholder's portions. Michael A. Erickson shall receive two hundred fifty-six thousand (256,000) shares, ninety percent (90%). Joel L. Owens shall receive twenty-eight thousand four hundred forty-four (28,444) shares, ten percent (10%).

            b. Upon the first anniversary of the date of this Agreement, Sellers shall receive such amount of shares of restricted common stock with demand registration rights of ACT (which are subject to the registration rights pursuant to Section 10 hereof) which have a value of three hundred twenty thousand dollars ($320,000.00) as determined above, plus five percent (5%) interest on such amount accruing from the Closing Date until the first anniversary of this Agreement, only if Acquiree's financial statements reflect that Acquiree has earnings before income tax ("EBIT") equal to at least four hundred thousand dollars ($400,000.00) for such period. If, upon such first anniversary of the date of this Agreement, EBIT of Acquiree is less than four hundred thousand dollars ($400,000.00), Buyer shall not be obligated to pay Sellers pursuant to this Section 1.2(b). The compilation of the financial statements referenced herein shall be consistent with Acquiree's current practices, if such practices are in accordance with standard accounting practices. Any earnings attributable to entities obtained through acquisitions made by Acquiree or by Buyer on behalf of or for the benefit of Acquiree between the date of this Agreement and the first anniversary of such date shall be used to calculate the EBIT of Acquiree for purposes of this
Section 1.2(b). Intercompany charges or management fees (except reasonable charges for working capital infusions) shall not be factored into the calculation of EBIT of Acquiree for purposes of this Section 1.2(b). The distribution of the shares shall be apportioned between the Sellers to reflect their ownership percentages.

            c. Buyer, in conjunction with ACT, agrees that it will prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to the three hundred thousand seven hundred fifty-three (300,753) shares of ACT's common stock issuable to Sellers pursuant to Sections 1.2(a), 1.4 and 1.5 hereof (the "Registration Statement"), such Registration Statement shall be filed within thirty (30) days of the Closing Date. Buyer shall use its reasonable efforts to cause the Registration Statement to become effective within nine (9) months after the date of this Agreement. Buyer, in conjunction with ACT, shall prepare and file with the Commission such amendments and supplements to the Registration Statement, including post-effective amendments and the prospectus used in connection therewith that may be necessary to keep such Registration Statement effective for a period of not less than nine (9) months and to comply with the provisions of the Securities Act of 1933, as amended, and the regulations promulgated pursuant thereto (the "Act").

            d. Buyer and ACT shall use their reasonable efforts to cause all securities registered pursuant to the Registration Statement and Section 10 hereof to be listed on the NASDAQ National Market System.

            e. In the event of the issuance of any stop order suspending the effectiveness of the Registration Statement, or any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in the Registration Statement, the Buyer will use its reasonable best efforts to require ACT to promptly obtain the withdrawal of such order.

            f. Buyer shall bear all costs, fees and expenses involved in the preparation and filing of Registration Statement by ACT, including, without limitation, accounting and auditing fees and expenses, expenses in connection with the state qualifications specified above, filing fees, legal counsel fees and expenses and printing expenses. Sellers, however, shall pay all applicable transfer taxes and brokerage commissions as a result of any sale by Sellers.

            g. In the event that any of the shares of common stock of ACT delivered hereunder are issued by means of the Registration Statement, Buyer agrees to indemnify and hold harmless Sellers and their heirs, executors, representatives and assigns (an "Indemnified Person") from and against any and all claims, demands, actions, causes of action, losses, costs, damages, liabilities and expenses, including, without limitation, reasonable legal fees (hereinafter referred to in the singular as a "claim" and in the plural as "claims") based upon, arising out of or resulting from any untrue statement of a material fact contained in the Registration Statement or any failure to state therein a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except insofar as such claim is based upon, arises out of or results from information furnished to Buyer in writing by Sellers for use in connection with the Registration Statement. Also, in that connection, Sellers agree to indemnify and hold harmless Buyer and ACT, jointly and severally, each of their officers and directors (Buyer and ACT, their officers and directors and any such other persons being referred to collectively as "Indemnified Person") from and against any and all claims based upon, arising out of or resulting from any untrue statement of a material fact contained in the Registration Statement or any failure to state therein a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading to the extent that such claim is based upon, arises out of or results from information furnished to Buyer in writing by Sellers for use in connection with the Registration Statement. The indemnification set forth herein shall be in addition to any liability which Buyer or Sellers, respectively, may otherwise have to the Indemnified Person.

            h. Within five (5) days after receiving written notice of any claim in respect of which an Indemnified Person may seek indemnification under subsection 1.2(g) above, such Indemnified Person shall submit notice thereof to Buyer or Seller, as the case may be (sometimes referred to as an "Indemnifying Person"). The omission of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have hereunder except to the extent that (i) such liability was caused or increased by such omission, or (ii) the ability of the Indemnifying Person to reduce such liability was adversely affected by such omission. The Indemnified Person and the Indemnifying Person shall cooperate with, and assist, one another in the defense of any claim and any action, suit or proceeding arising in connection therewith; provided, however, that the Indemnifying Person shall have the right to investigate and defend any claim and the Indemnified Person shall have the right to employ separate counsel and to participate in the defense of any claim, but the fees and expenses of such counsel shall not be at the expense of the Indemnifying Person. No settlement of any claim for indemnification under this Section shall be made without the consent of the Indemnifying Person.

            i. In the event that ACT is unable to complete the Registration Statement and list the stock on NASDAQ within ninety (90) days or any mutually negotiated extension thereof, Sellers may, at their sole option, require Buyer to immediately convey back to Sellers their respective shares in Norcom Resources, Incorporated in exchange for their shares in ACT.

            j. Restrictions on Buyer. From and after the date hereof, and continuing through the period of time necessary to complete the Registration Statement for the shares conveyed in paragraphs 1.2(a) and 1.2(b), Buyer shall comply with the following covenants and restrictions:

                  i. Buyer shall not sell, transfer, mortgage, pledge or otherwise dispose of the Acquiree stock or otherwise subject the Acquiree stock to any lien or other encumbrance.

                  ii. Buyer shall not cause or permit Acquiree to sell, transfer, mortgage, pledge or otherwise dispose of any assets of Acquiree or otherwise subject any of Acquiree's assets to any lien or other encumbrance other than in the ordinary course of business.

                  iii. Buyer shall cause or permit Acquiree to operate its business in the ordinary course in accordance with past business practices and in accordance with all applicable laws, rules and regulations.

                  iv. Buyer shall not cause or permit Acquiree to issue any additional shares of its capital stock.

                  v. Buyer shall not cause or permit Acquiree to incur any indebtedness other than in the ordinary course of business or as reasonably necessary.

                  vi. Buyer shall not cause or permit Acquiree to issue any dividends, profit distributions, salary bonuses or other compensation to Buyer or any principal, officer, director, employee or agent of Buyer.

                  vii. Buyer shall not cause or permit Acquiree to expend, utilize or dissipate any of its cash assets other than in the ordinary course of business.

                  viii. Buyer shall not cause or permit Acquiree to terminate the employment of any facility manager other than for good cause.

                  ix. Buyer shall not terminate or replace any member of the Board of Directors other than for good cause.

            k. The above-referenced Purchase Price shall include all furnishings and equipment currently located at Acquiree except as specifically excluded.

      1.3 At the Closing Date, Sellers will deliver a certificate representing the Sale Shares duly endorsed so as to make Buyer the sole holder thereof, free and clear of all claims and encumbrances. The Sale Shares are not registered under the Securities Act of 1933 as amended (the "Act"). The Sale Shares will be subject to a usual and appropriate stop transfer order on the books and records of Acquiree's transfer agent pertaining to securities not registered under the Act. The certificate for the Sale Shares delivered shall bear on its face the following restrictive legend:

      "No sale, offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1993, as amended, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then, in fact, applicable to such shares".

      Concurrent with the above, Acquiree shall issue new certificates as follows: eight hundred (800) shares in the name of Buyer; one hundred eighty
(180) shares in the name of Michael A. Erickson; and twenty (20) shares in the name of Joel L. Owens.

      1.4 Buyer acknowledges the existence of a promissory note from Acquiree to Michael A. Erickson in the amount of one hundred seventy thousand dollars ($170,000.00). The parties agree that this amount shall be reduced by the amount assigned by Acquiree to Michael A. Erickson in accordance with paragraph 4.20 of this Agreement, or one hundred twenty-seven thousand eight hundred sixty-eight and seventy one-hundredths dollars ($127,868.70). The net amount, in shares, due Michael A. Erickson, as a result of the set-off of the amount due Erickson hereunder and the amount excluded under paragraph
4.2, is equal to forty-two thousand one hundred thirty-four and thirty one-hundredths dollars ($42,134.30) or nine thousand three hundred sixty-three (9,363) shares. The ACT shares transferred to Michael A. Erickson as described in this Section 1.4 are in addition to the Purchase Price for the Sale Shares and shall be registered by Buyer and ACT as a part of the registration of the Sale Shares described in Section 1.2c.

      1.5 In addition to the above, Sellers shall receive, as additional compensation at Closing, the amount of shares of restricted common stock of ACT, with demand registration rights, having a value of thirty-one thousand two hundred fifty-nine dollars ($31,259.00) determined in accordance with paragraph 1.2. Such shares shall be apportioned equally between the Sellers, each Seller receiving three thousand four hundred seventy-three (3,473) shares.

      1.6 The parties further agree that Michael A. Erickson shall personally assume liability for a payable in the amount of seventy thousand dollars ($70,000.00) to Maintech.

2.    PUT OPTION

      a. The Buyer hereby grants to Sellers a put option (the "Put") for the consideration of ten dollars ($10.00) to require the Buyer to purchase the remaining issued and outstanding Acquiree Shares (representing twenty percent (20%) of the currently outstanding common shares). The Sellers may Put back to Buyer, at any time after the fifth anniversary of this Agreement, by providing notice to Buyer of such exercise of the Put. Each Seller may exercise their Put independently from the other Seller. The Buyer shall hold an anti-dilutive position. Anti-dilutive shall mean in any future capitalization by the holder of eighty percent (80%) of the outstanding shares, the holder of the remaining twenty percent (20%) shall not suffer dilution in any form.

            Within forty-five (45) days after Seller exercises the Put, Buyer shall purchase the remaining twenty percent (20%) of the Acquired Shares for a purchase price equal to four (4) times twenty percent (20%) of the average EBIT of the Acquiree based upon the blended average. The EBIT in the year of the Put and the EBIT in prior year combined shall equal the blended average (the "Put Price"). Notwithstanding the preceding sentence to the contrary, minimum value of the Put shall be four hundred thousand dollars ($400,000.00). The Put Price shall be payable to Sellers, at the election of Buyer, in its sole discretion, in cash and/or shares of restricted common stock of ACT which shall be subject to the registration rights set forth in
Section 10 hereof. Buyer shall use its best efforts to register such shares within a reasonable period of time after the exercise of the Put.

            In the event that an individual Seller decides to exercise their Put independent of the other Seller, the value of such Put shall be equal to the prorated amount of the Put Value apportioned in accordance with that Seller's ownership position at the time of the exercise.

      b. In addition to the above, Buyer agrees that Michael A. Erickson may retain a right of first refusal with regard to the Put Option currently held by Joel L. Owens. Michael A. Erickson may exercise such right at any time within thirty (30) days of the receipt of notice by Michael A. Erickson from Joel L. Owens. The terms and conditions, as well as purchase price, shall be negotiated by and between Michael A. Erickson and Joel L. Owens.

      c. After the Closing Date, Buyer shall operate Acquiree as a wholly-owned subsidiary and any earnings attributable to entities obtained through acquisitions made by Acquiree or by Buyer on behalf of or for the benefit of Acquiree after the Closing Date shall be used to calculate the EBIT of Acquiree for purposes of calculating the Put Price. Intercompany charges or management fees (except reasonable charges for working capital infusions) shall not be factored into the calculation of EBIT of Acquiree for purposes of calculating the Put Price.

3.    LOAN GUARANTEES

      Michael A. Erickson and Barbara J. Erickson have personally guaranteed certain loans the terms of which have been previously disclosed to Buyer (see Disclosure Schedule). Buyer hereby agrees to use reasonable efforts to have said guarantees released. If the appropriate lending institutions do not agree to release any or all of the personal guarantees, Buyer hereby agrees to indemnify Michael A. Erickson and Barbara J. Erickson in the event of a default on any of the obligations created by the loans.

      3.1 Buyer agrees to indemnify and hold harmless Michael A. Erickson and Barbara J. Erickson, their heirs, executors, representatives and assigns (an "Indemnified Person") from and against any and all claims, demands, actions, causes of action, losses, costs, damages, liabilities and expenses, including, without limitation, reasonable legal fees (hereinafter referred to in the singular as a "claim" and in the plural as "claims") based upon, arising out of or resulting from any default of the certain loans. The indemnification set forth herein shall be in addition to any liability which Buyer may otherwise have to the Indemnified Person.

      3.2 Within five (5) days after receiving written notice of any claim in respect of which an Indemnified Person may seek indemnification under Subsection 3.1 above, such Indemnified Person shall submit notice thereof to Buyer or Sellers, as the case may be (sometimes referred to as an "Indemnifying Person"). The failure of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have hereunder except to the extent that (i) such liability was caused or increased by such omission, or

(ii) the ability of the Indemnifying Person to reduce such liability was adversely affected by such omission. The Indemnified Person and the Indemnifying Person shall cooperate with, and assist, one another in the defense of any claim and any action, suit or proceeding arising in connection therewith; provided, however, that the Indemnifying Person shall have the right to investigate and defend any claim as the Indemnified Person shall have the right to employ separate counsel and to participate in the defense of any claim, but the fees and expenses of such counsel shall not be at the expense of the Indemnifying Person. No settlement of any claim for indemnification under this Section 3 shall be made without the consent of the Indemnifying Person.

4.    REPRESENTATIONS OF SELLERS AND ACQUIREE

      Sellers hereby represent and warrant, to the extent of the facts known to Sellers and Acquiree, that, effective this date and the Closing Date, the representations listed below are true and correct.

      4.1 Sellers are the sole owners of one thousand (1,000) of the common shares issued and outstanding Shares of Acquiree; such Acquiree Shares are free from claims, liens or other encumbrances; and Sellers have the unqualified right to transfer and dispose of such shares.

      4.2 The Sale Shares constitute validly issued shares of Acquiree fully-paid and nonassessable.

      4.3 Acquiree has previously furnished unaudited financial statements for the year ending December 31, 1996 (see Disclosure Schedule). These financial statements are substantially correct and complete and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The financial statements present fairly the financial condition of Acquiree of the respective dates of said balance sheets and the results of operations for the respective periods indicated in said statements of income and retained earnings and, in the case of each such interim statement, is subject to year-end adjustments consistent with past practice. Notwithstanding the foregoing, Sellers make no representation or warranty with respect to the future performance (financial or otherwise) of Acquiree following the Closing Date.

      4.4 To the best of Sellers' knowledge, there are no actions, suits, proceedings or investigations (whether or not purportedly on behalf of Acquiree) pending or threatened against or affecting Acquiree, at law, or in equity or admiralty, or before or by any federal, state, municipal or other governmental department, commission, board, bureau agency or instrumentality, domestic or foreign, which involve the likelihood of any adverse judgment of liability, not fully covered by insurance, in excess of $5,000.00 in any one case or $10,000.00 in the aggregate, or which may result in any material adverse change aside from the monetary adverse judgment or liability) in the business, operations, properties or assets or in the condition, financial or otherwise, of Acquiree. To the best of Sellers' knowledge, Acquiree is not in default with respect to any order, writ, injunction or decree of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

      4.5 Acquiree has, to its best knowledge, complied in all material respects with all laws, regulations and judicial or administrative tribunal orders applicable to its business of which it is aware except as previously disclosed to Buyer (see Disclosure Schedule).

      4.6 All federal, state and local tax returns required to be filed by Acquiree have been duly filed. Federal income tax returns of Acquiree have been submitted to the Internal Revenue Service ("IRS") for all past fiscal years through the calendar year ended in 1995. All deficiencies by any taxing authority have either been paid or settled or are included in the amounts for accrued taxes shown on the respective balance sheet.

      4.7 Acquiree and Sellers agree that any and all tax deficiencies disclosed on the balance sheet will be paid or settled prior to Closing.

      4.8   Since the date of the balance sheet, there has not occurred:

            a. any material and adverse change in the financial condition or operations of Acquiree;

            b. any damage, destruction or loss to or of any of the material assets or properties owned or leased by Acquiree;

            c. the creation or attachment of any lien against any of the currently issued and distributed common stock of Acquiree;

            d. any waiver, release, discharge, transfer or cancellation by Acquiree of any rights or claims of material value;

            e. any issuance by Acquiree of any securities (must include all debt or equity securities) or any merger or consolidation of Acquiree with any other person or any acquisition by Acquiree of the business of any other person;

            f. any incurrence, assumption or guarantee by Acquiree of any indebtedness or liability other than in the ordinary course of business;

            g. any declaration, setting aside or payment by Acquiree of any dividends on, or any other distribution with respect to, any capital stock of Acquiree or any repurchase, redemption or other acquisition of any capital stock of Acquiree;

            h. (i) any payment of any bonus, profit sharing, pension or similar payment or arrangement or special compensation to any employee of Acquiree, except in the ordinary course of the business of Acquiree, (ii) any increase in the compensation payable or to become payable to any employee of Acquiree; or

      4.9 Except as set forth in the documents listed or referred to in Exhibits hereto, the execution and carrying out of this Agreement will not conflict with, or result in any breach of any of the terms, or create a charge or encumbrance upon any of the properties or assets, or outstanding stock of Acquiree pursuant to any corporate charter, bylaw, indenture, mortgage or lease to which Acquiree or any of its stockholders is a party or by which it is bound. The execution and carrying out of this Agreement will not violate any provision of law.

      4.10 To the best knowledge of the Sellers and Acquiree, none of the written information and documents which have been or will be furnished by Acquiree or by any representatives of Acquiree to Buyer or any of the representatives of Buyer in connection with the transaction contemplated by this Agreement contains or will contain, as the case may be, any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances in which made. To the knowledge of Acquiree, Acquiree has disclosed to Buyer as the purchaser of the Sale Shares all material information relating to Acquiree and its activities as currently conducted.

      4.11  The representations and warranties made hereinabove in this
Section 4 will be correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date.

      4.12 The Acquiree is authorized to issue one thousand (1,000) shares of common stock, $.01 par value, of which one thousand (1,000) shares are issued and outstanding. Acquiree has only one class of capital stock and all outstanding shares have been duly authorized, validly issued and are fully paid and nonassessable with no personal liability attaching to the ownership thereof. There are not outstanding convertible securities, warrants, options or commitments of any nature which may cause authorized but unissued shares to be issued to any person.

      4.13 Organization of Acquiree. Acquiree is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, with all requisite power and authority to own its properties and to carry on its business as now conducted.

      4.14 Officers and Directors. The present officers and directors of Acquiree are as follows:

                  Officers:   President         Michael A. Erickson
                              Vice President    Joel L. Owens
                              Secretary         Joel L. Owens
                              Treasurer         Michael A. Erickson

                  Directors:  Michael A. Erickson
                              Joel L. Owens

      4.15 Other Agreements. Acquiree is a party to no material agreement (written or verbal) except (1) as disclosed in this Agreement, (2) orders of merchandise in normal quantities for use in Acquiree's business, and (3) as set forth in the separate Disclosure Schedule.

      4.16 Insurance Policies. Acquiree has delivered to Buyer true, correct and complete copies of all policies of fire, liability and other forms of insurance now in force with respect to Acquiree and its assets, as listed in the separate Disclosure Schedule. All premiums have been paid and all such policies are in effect and will remain in effect through the Closing Date. Acquiree shall amend such policies to add Buyer as an additional insured.

      4.17 Relationship with Competitors. Seller does not own or have a material beneficial interest and has not owned or had a beneficial interest within the past three (3) years, directly or indirectly, in any corporation, firm, association, partnership or proprietorship that (1) is similar to or a competitor of Acquiree, (2) is a customer or supplier of Acquiree, or (3) has any existing contractual relationship with Acquiree, as listed in the separate Disclosure Schedule.

      4.18 Employees. All employees of Acquiree and their current rate of compensation are listed in the separate Disclosure Schedule. Acquiree is not a party to any union contract, pension or profit-sharing plan or any other agreement providing employee benefits except a health insurance plan.

      4.19 Acquiree currently maintains a profit-sharing plan for the benefit of certain key employees. Such plan shall be terminated prior to the Closing Date and proceeds distributed to individual members.

      4.20 Acquiree currently holds a receivable from Worldwide System Marketing and Data Hardware. This receivable is secured by a promissory note and mortgage from Teresa A. Heinen, individually. The note and mortgage have a current balance owing of one hundred twenty-seven thousand eight hundred sixty-eight and seventy one-hundredths dollars ($127,868.70). At the

Closing, Acquiree will assign its entire interest in this receivable note and mortgage to Michael A. Erickson.

5.    REPRESENTATIONS BY BUYER AND ACT

      Buyer warrants and represents, to the extent of the facts known to Buyer, that, effective this date and the Closing Date, the representations listed below are true and correct.

      5.1 Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey.

      5.2 The Board of Directors of Buyer have duly approved this Agreement.

      5.3 ACT's restricted common shares deliverable pursuant to this Agreement shall be validly issued and outstanding, fully paid and nonassessable.

      5.4 The authorized capital stock of ACT consists of twenty million (20,000,000) shares of Common Stock, $.001 par value, six million nine hundred sixty thousand fifty-three (6,960,053) of which have been validly issued and are outstanding and four million two hundred sixteen thousand four hundred fifty (4,216,450) of those are freely tradable without restriction or further registration under the Securities Act of 1933.

      5.5 Annexed hereto as Exhibit 5.5 is the unaudited financial statements of Buyer dated September 30, 1996. The financial statements in
Exhibit 5.5 are substantially correct and complete and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The financial statements present fairly the financial condition of Buyer as of the respective dates of said balance sheets and the results of operations for the respective periods indicated in said statements of income and retained earnings and, in the case of each such interim statement, is subject to year-end adjustments consistent with past practice.

      5.6 To the best of Buyer's knowledge, there are no actions, suits, proceedings or investigations (whether or not purportedly on behalf of Buyer) pending or threatened against or affecting Buyer at law or in equity or admiralty or before or by any federal, state, municipal or other governmental department, commission, board, bureau agency or instrumentality, domestic or foreign, which involve the likelihood of any adverse judgment of liability, not fully covered by insurance, in excess of $5,000.00 in any one care of $10,000.00 in the aggregate, or which may result in any material adverse change aside from the monetary adverse judgment or liability, in the business, operations, properties or assets or in the condition, financial or otherwise, of Buyer. To the best of Buyer's knowledge, Buyer is not in default with respect to any order, writ, injunction or decree of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

      5.7 Buyer has complied in all material respects with all laws, regulations and judicial or administrative tribunal orders applicable to its business of which it is aware.

      5.8 All federal, state and local tax returns required to be filed by Buyer have been duly filed. Federal income tax returns of Buyer have been submitted to the IRS for all past fiscal years through the fiscal year ended in 1995. All deficiencies proposed by any taxing authority have either been paid or settled or are included in the amounts for accrued taxes shown on the respective balance.

      5.9   Since the date of the balance sheet, there has not occurred:

            a. any material and adverse change in the financial condition or operations of Buyer;

            b. any damage, destruction or loss to or of any of the material assets or properties owned or leased by Buyer;

            c. the creation or attachment of any lien against any of the currently issued and distributed common stock of Buyer;

            d. any waiver, release, discharge, transfer or cancellation by Buyer of any rights or claims of material value;

            e. any issuance by Buyer of any securities or any merger or consolidation of Buyer with any other person or any acquisition by Buyer of the business of any other person;

            f. any incurrence, assumption or guarantee by Buyer of any indebtedness or liability other than in the ordinary course of business;

            g. any declaration, setting aside or payment by Buyer of any dividends on, or any other distribution with respect to, any capital stock of Buyer or any repurchase, redemption or other acquisition of any capital stock of Buyer;

            h. (i) any payment of any bonus, profit sharing, pension or similar payment or arrangement or special compensation to any employee of Buyer, except in the ordinary course of the administration of Buyer, (ii) any increase in the compensation payable or to become payable to any employee of Buyer; or

      5.10 Except as set forth in the documents listed or referred to in Exhibits hereto, the execution and carrying out of this Agreement will not conflict with, or result in any breach of any of the terms, or create a charge or encumbrance upon any of the properties or assets, or outstanding stock of Buyer pursuant to any corporate charter, bylaw, indenture, mortgage or lease to which Buyer or any of its stockholders is a party or by which it is bound. The execution and carrying out of this Agreement will not violate any provision of law.

      5.11 None of the written information and documents which have been or will be furnished by Buyer or any representatives of Buyer to Sellers or any of the representatives of Sellers in connection with the transactions contemplated by this Agreement contains or will contain, as the case may be, any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances in which made. To the knowledge of Buyer, Buyer has disclosed to Sellers as the purchaser of the common stock of Buyer all material information relating to Buyer and its activities as currently conducted.

      5.12  The representations and warranties made hereinabove in this
Section 5 will be correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date.

      5.13 Buyer is fully aware of the condition and prospects, financial and otherwise, of the Acquiree, having been supplied with such financial and other data relating to the Acquiree as Buyer considered necessary and advisable to enable it to form a decision concerning the purchase herein provided.

      5.14 Buyer is fully aware that the Sale Shares, when delivered, will not have been registered under the Act; that accordingly no sale, offer to sell or transfer of the Sale Shares shall be made unless a registration statement under the Act with respect to the Sale Shares is then in effect or an exemption from the registration requirements of the Act is then, in fact, applicable to the Sale Shares or, in the opinion of Acquiree's counsel, registration is not required.

      5.15 Buyer has been fully advised by the Sellers that the Sellers will sell the Sale Shares to Buyer without registration under the Act on the basis of the statutory exemption in Section 4(2) of the Act relating to transactions not involving a public offering and that Sellers' reliance upon the statutory exemption is based in large part upon Buyer's representations made in this Agreement.

      5.16 Buyer is acquiring the Sale Shares for investment for its own account and not with a view to resell or otherwise distribute the Sale Shares. In making the foregoing representations, Buyer understand that, in the view of the Securities and Exchange Commission, the statutory exemption under Section 4(2) would not be available if, notwithstanding Buyer's representations, it had in mind merely acquiring the Sale Shares for resale upon the occurrence or nonoccurrence of some predetermined event.

      5.17 Buyer has the full right, power and authority to purchase the Sale Shares in accordance with the terms of this Agreement and otherwise to consummate and close the transaction provided for in this Agreement in the manner and upon the terms herein specified.

      5.18 Buyer is acquiring the Sale Shares for the purpose of controlling Acquiree.

      5.19 Buyer represents that copies of all documents which have been filed by ACT with the Securities and Exchange Commission for the past one (1) year period will be provided to Sellers, and that all representations contained therein remain true and complete.

6.    CLOSING DATE

      The Closing Date herein referred to shall be upon such date as the parties hereto may mutually agree upon but is expected to be during March of 1997. At the Closing, Buyer will be provided with and accept delivery of the Sale Shares, and in connection therewith, and will make payment of all sums due to Seller. Certain closing documents may be delivered subsequent to the Closing Date upon the mutual agreement of the parties hereto.
Notwithstanding the foregoing, for purposes of allocating the profits and/or losses of Acquiree, the effective date shall be deemed the first day of January, 1997.

7.    CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLERS

      All obligations of the Sellers under this Agreement are subject to the fulfillment, prior to or as of the Closing Date, of each of the following conditions:

      7.1 The negotiation and execution of an employment agreements with Michael A. Erickson and Joel L. Owens on terms and conditions agreeable to the parties thereto providing for a base salary, benefits and mutually agreed incentive compensation based on performance measures. Said employment agreements are attached as Exhibit 12.1.

      7.2 The representations and warranties by Buyer contained in this Agreement or in any certificate or document delivered to Seller pursuant to the provisions hereof shall be true in all material respects at and as of the time of Closing as though such representations and warranties were made at and as of such time.

      7.3 Buyer shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing including the payment of the Price in accordance with the terms hereof.

      7.4 Sellers shall have obtained the resignations of all present officers and directors of, and shall appoint such new officers and directors, of Acquiree as Buyer shall direct, subject, however, to the requirement that the resignations of such present officers and directors shall take effect, and such new officers and directors shall take office, only at such time following the Closing, as such taking of office shall be lawful and proper following compliance by Acquiree of all requirements therefor under the Securities Exchange Act of 1934.

      7.5 All instruments and documents delivered to Sellers pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for Sellers.

8.    CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER

      All obligations of Buyer under this Agreement are subject to the fulfillment, prior to the, or at the Closing on, the Closing Date, of each of the following conditions:

      8.1 A financial review of Acquiree's books and records to confirm that two (2) years of unaudited financials can be obtained.

      8.2 The representations and warranties by Sellers contained in this Agreement or in any certificate or document delivered to Buyer pursuant to the provisions hereof shall be true at and as of the time of Closing as though such representations and warranties were made at and as of such time.

      8.3 Acquiree and Sellers shall have performed and complied with all other covenants, agreement and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

9.    DOCUMENTS AT CLOSING

      At the Closing, the following transactions shall occur, all of such transactions being deemed to occur simultaneously:

      9.1 Sellers and Acquiree, as the case may be, will deliver, or cause to be delivered, to Buyer the following:

            a. stock certificates for the Sale Shares, duly endorsed in blank with appropriate signature guarantees;

            b. all records of Acquiree, including, without limitation, such books and records, charter documents and Minnesota certificate of good standing, as may reasonably be available to Sellers and requested by Buyer;

            c. certified copies of resolutions by Sellers' and Acquiree's boards of directors of executive committees thereof, thereunto duly authorized, authorizing this transaction;

            d. resignations of the present officers and directors of Acquiree to take effect;

            e. a copy of a reasonably current shareholder list of Acquiree certifying the number of shares outstanding;

            f. current financial statements as of December 31, 1996, in addition to those provided by Exhibit 4.3 of Acquiree showing no assets or debts of any substance not otherwise disclosed, except for such sums as may be owed to Acquiree's transfer agent and certain nominal state taxes;

            g. such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement.

      9.2 Buyer will deliver or cause to be delivered to Seller such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement.

10.   REGISTRATION RIGHTS

      10.1 Whenever ACT proposes to register any of its securities under the Act and the registration form to be used may be used for the registration of the securities issued to Sellers pursuant to Section 1.2(b) and 2(a) (the "Registerable Securities"), the Buyer will give prompt written notice (in any event within three (3) business days after receipt of notice of any exercise of demand registration rights from any other person) to the Sellers of its intention to effect such a registration and will include in such registration all Registerable Securities with respect to which ACT received written request for inclusion within fifteen (15) days after the receipt of ACT's notice.

      10.2 All costs and expenses associated with the registration of the Registerable Securities by ACT will be paid by the Buyer.

      10.3 If the registration described in this Section 10 is an underwritten primary registration on behalf of ACT, and the managing underwriters advise ACT in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range that is acceptable to ACT, ACT will include in such registration (a) first, on a prorata basis, the securities ACT proposes to sell and the Registerable Securities requested to be included in such registration, and (b) secondly, other securities requested to be included in such registration.

      10.4 If the registration described in this Section 10 is an underwritten secondary registration on behalf of holders of ACT's securities, and the managing underwriters advise the company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the company will include in such registration
(a) first, the securities requested to be included therein by the holders requesting such registration and the Registerable Securities requested to be included in such registration, and (b) second, other securities requested to be included in such registration.

      10.5 Notwithstanding the provisions of Sections 10.3 and 10.4, ACT and Buyer agree that they will commence a registration for the Registerable Securities within ninety (90) days of written request by Sellers and will undertake all good faith efforts to complete such registration within ninety (90) days of its commencement.

11.   INDEMNIFICATION

      Sellers shall indemnify and hold harmless Buyer and ACT from and against, and in respect of, damages, if any (including, without limitation, attorney's fees, interest and penalties), sustained by Buyer and ACT based upon, arising out of or resulting from, the filing by Acquiree of any tax return or amendment thereto for any year up to, and including, the year of 1996, without limitation as to time. The rights available hereunder shall be in addition to any other rights or remedies which may be available to the Buyer or ACT.

12.   MISCELLANEOUS

      12.1 Prior to Closing, Michael A. Erickson and Joel L. Owens shall enter into an employment agreements with Acquiree under the terms outlined in
Exhibit 12.1.

      12.2 The respective representations of Sellers and Buyer contained herein or in any certificates delivered prior to or at Closing shall survive for a period of eighteen (18) months from the Closing Date, except as otherwise provided herein.

      12.3 Broker's Fee. The payment of the broker accomplishment fee shall be the sole responsibility of Buyer.

      12.4 Further Assurances. At any time, and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

      12.5 Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

      12.6 Arbitration. Any and all disputes and differences between or among the parties with respect to the construction or performance of the terms of this Agreement which cannot be resolved amicably shall be resolved by arbitration before the American Arbitration Association in accordance with its rule then obtaining sitting in New Jersey.

      12.7 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or if sent by prepaid first class registered or certified mail, return receipt requested, fax or recognized courier then upon receipt thereof to the following addresses:

To Sellers:       Michael A. Erickson
                  822 Mayflower Court
                  Northfield, MN 55057

                  Joel L. Owens
                  7935 133rd Street West
                  Apple Valley, MN 55124

To Acquiree:      Norcom Resources, Incorporated
                  980 Lone Oak Road, Suite 102
                  Eagan, MN 55121

with copies to:   Thomas R. Kelley, Esquire
                  Thomsen & Nybeck
                  3300 Edinborough Way, Suite 600
                  Edina, MN 55435

To Buyer:         Universal Commodities Corporation
                  2047 Route 130 North
                  Burlington, NJ 08016
                  Attn:  Edward Cummings

with copies to:   Merra, Kanakis, Creme & Mellor, P.C.
                  60 Main Street
                  Nashua, NH  03060

      12.8 Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

      12.9 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      12.10 Governing Law. This Agreement shall be governed by the laws of the State of New Jersey.

      12.11 Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

      12.12 Entire Agreement. This Agreement is the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

      12.13 Severability. If any part of this Agreement is deemed to be unenforceable the balance of this Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

SELLERS:


      /s/ Michael A. Erickson
-----------------------------------
Michael A. Erickson



      /s/ Joel L. Owens
-----------------------------
Joel L. Owens

ACQUIREE:

Norcom Resources, Incorporated


By:    Michael A. Erickson
   -----------------------------
   Title: President
   Its duly authorized

BUYER:

Universal Commodities Corporation


By:   /s/ Marc Sherman
   ------------------------------
   Title: President
   Its duly authorized 10,485/98598

                                  EXHIBIT 5.5


         Applied Cellular Technology, Inc. Audited Financial Statements for the years ended December 31, 1996 and 1995.

                    "Filed on Form 10-K filed March 31, 1997
                   is incorporated herein by this reference"